Exhibit 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of Precision Auto Care, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.

Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP


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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements and financial statement schedule of WE JAC Corporation, included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, with respect to the financial statements of Miracle Industries, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Lube Ventures, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Prema Properties, Ltd., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Miracle Partners, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, with respect to the financial statements of Rocky Mountain Ventures, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 1997, with respect to the financial statements of Rocky Mountain Ventures II, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, with respect to the financial statements of Ralston Car Wash, Ltd., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 dated on or about October 2, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
October 2, 1997                                           /s/ Ernst & Young LLP